AO 440 (Rev. 06/12) Summons in a Civil Action

UNITED STATES DISTRICT COURT

for the

Southern District of New York

SAFETY SHOT, INC. *Plaintiff(s)* v. CAPYBARA RESEARCH, IGOR APPELBOOM and ACCRETIVE CAPITAL LLC d/b/a BENZINGA *Defendant(s)*	Civil Action No. 1:23-cv-10728-JSR

SUMMONS IN A CIVIL ACTION

To: *(Defendant's name and address)*

Igor Appelboom
Email: igorappelboom@gmail.com

A lawsuit has been filed against you.

Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff's attorney, whose name and address are:

Eric J. Benzenberg, Esq.
Waleed Amer, Esq.
390 N. Broadway, Suite 140
Jericho, New York 11753

If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court.

CLERK OF COURT

Date: 12/27/2023

/s/ P. Canales
Signature of Clerk or Deputy Clerk

Civil Action No.

PROOF OF SERVICE

(This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l))

This summons for *(name of individual and title, if any)* ______________________________
was received by me on *(date)* ______________ .

❒ I personally served the summons on the individual at *(place)* ______________________
______________________________ on *(date)* ______________ ; or

❒ I left the summons at the individual's residence or usual place of abode with *(name)* ______________
______________________ , a person of suitable age and discretion who resides there,
on *(date)* ______________ , and mailed a copy to the individual's last known address; or

❒ I served the summons on *(name of individual)* ______________________ , who is
designated by law to accept service of process on behalf of *(name of organization)* ______________
______________________________ on *(date)* ______________ ; or

❒ I returned the summons unexecuted because ______________________________ ; or

❒ Other *(specify)*:

My fees are $ __________ for travel and $ __________ for services, for a total of $ 0 .

I declare under penalty of perjury that this information is true.

Date: ______________

____
Server's signature

____
Printed name and title

____
Server's address

Additional information regarding attempted service, etc:

AO 440 (Rev. 06/12) Summons in a Civil Action

UNITED STATES DISTRICT COURT

for the

Southern District of New York

SAFETY SHOT, INC. *Plaintiff(s)* v. CAPYBARA RESEARCH, IGOR APPELBOOM and ACCRETIVE CAPITAL LLC d/b/a BENZINGA *Defendant(s)*	)	Civil Action No. 1:23-cv-10728-JSR

SUMMONS IN A CIVIL ACTION

To: *(Defendant's name and address)*

Capybara Research
Email: capybararesearch@proton.me

A lawsuit has been filed against you.

Within 21 days after service of this summons on you (not counting the day you received it) — or 60 days if you are the United States or a United States agency, or an officer or employee of the United States described in Fed. R. Civ. P. 12 (a)(2) or (3) — you must serve on the plaintiff an answer to the attached complaint or a motion under Rule 12 of the Federal Rules of Civil Procedure. The answer or motion must be served on the plaintiff or plaintiff's attorney, whose name and address are:

Eric J. Benzenberg, Esq.
Waleed Amer, Esq.
390 N. Broadway, Suite 140
Jericho, New York 11753

If you fail to respond, judgment by default will be entered against you for the relief demanded in the complaint. You also must file your answer or motion with the court.

CLERK OF COURT

Date: 12/27/2023

/s/ P. Canales

Signature of Clerk or Deputy Clerk


UNITED STATES DISTRICT COURT
DISTRICT OF NEW YORK

Civil Action No.

PROOF OF SERVICE

(This section should not be filed with the court unless required by Fed. R. Civ. P. 4 (l))

This summons for *(name of individual and title, if any)* ______________________________
was received by me on *(date)* ______________ .

❒ I personally served the summons on the individual at *(place)* ______________________________
______________________________ on *(date)* ______________ ; or

❒ I left the summons at the individual's residence or usual place of abode with *(name)* ______________
______________________________ , a person of suitable age and discretion who resides there,
on *(date)* ______________ , and mailed a copy to the individual's last known address; or

❒ I served the summons on *(name of individual)* ______________________________ , who is
designated by law to accept service of process on behalf of *(name of organization)* ______________
______________________________ on *(date)* ______________ ; or

❒ I returned the summons unexecuted because ______________________________ ; or

❒ Other *(specify)*:

My fees are $ __________ for travel and $ __________ for services, for a total of $ 0 .

I declare under penalty of perjury that this information is true.

Date: ______________

____
Server's signature

____
Printed name and title

____
Server's address

Additional information regarding attempted service, etc: